COHEN & STEERS REALTY SHARES, INC. (CSRSX)

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC. (CSRIX)

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

CLASS A (CSEIX), CLASS C (CSCIX), CLASS F (CREFX), CLASS I (CSDIX),

CLASS R (CIRRX), CLASS T (CTSRX) AND CLASS Z (CSZIX) SHARES

Supplement dated January 3, 2019 to

Summary Prospectus and Prospectus dated May 1, 2018

On December 4, 2018, the Board of Directors for each Fund approved a change to each Fund’s benchmark from the FTSE NAREIT Equity REITs Index to the FTSE Nareit All Equity REITs Index, effective after the close of business on March 31, 2019.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR RECORDS

CSRCSIRCSIPROSSUP-0119